UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 8, 2020
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Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (408) 414-9200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	POWI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Power Integrations held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2020. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter, and the number of abstentions and broker non-votes with respect to each matter.
1. Power Integrations’ stockholders elected each of the directors proposed by Power Integrations for re-election, to serve until Power Integrations’ 2021 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Wendy Arienzo	27,476,480	154,369
Balu Balakrishnan	27,425,540	205,309
Nicholas E. Brathwaite	26,043,171	1,587,678
Anita Ganti	27,615,206	15,643
William L. George	25,585,270	2,045,579
Balakrishnan S. Iyer	27,007,487	623,362
Necip Sayiner	27,260,855	369,994
Steven J. Sharp	27,246,643	384,206
There were 1,164,242 broker non-votes for this proposal.
2. Power Integrations’ stockholders approved, on an advisory basis, a resolution approving the compensation of Power Integrations’ named executive officers, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	24,512,918
Shares voted against:	3,058,740
Shares abstaining:	59,191
Broker non-votes:	1,164,242
3. Power Integrations’ stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2020. The tabulation of votes on this matter was as follows:

Shares voted for:	28,484,666
Shares voted against:	293,462
Shares abstaining:	16,963
Broker non-votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

May 12, 2020	/s/ Sandeep Nayyar
(Date)	Sandeep Nayyar
Chief Financial Officer